UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐    Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

We held our 2018 Annual Meeting of Stockholders on May 23, 2018, at the Hilton Garden Inn Hotel Chicago O’Hare Airport, 2930 South River Road, Des Plaines, Illinois 60018.

At the meeting, stockholders voted on the following matters:

(1)	the election to our Board of Directors (the “Board”) of the 9 nominees for director named in the proxy statement;

(2)	an advisory vote to approve executive compensation (the “say-on-pay” vote);

(3)	ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2018;

(4)	a stockholder proposal entitled “Special Shareholder Meeting Improvement”; and

(5)	a stockholder proposal on the vesting of equity awards upon a change in control.

The results of this voting were as follows:

Election of Directors

	For	Against	Abstain	Broker Non-Vote
Robert S. Murley	53,911,149	18,599,783	109,038	5,324,801
Charles A. Alutto	62,379,123	10,131,148	109,699	5,324,801
Brian P. Anderson	53,757,650	18,753,652	108,668	5,324,801
Lynn D. Bleil	70,156,115	2,356,426	107,429	5,324,801
Thomas D. Brown	60,974,991	11,536,645	108,334	5,324,801
Thomas F. Chen	39,840,739	32,538,162	241,069	5,324,801
Mark C. Miller	58,447,714	14,064,386	107,870	5,324,801
John Patience	32,951,825	39,424,399	243,746	5,324,801
Mike S. Zafirovski	70,484,563	2,027,065	108,342	5,324,801

Approval of Executive Compensation (the “say-on-pay” vote)

For	Against	Abstain	Broker Non-Vote
65,210,869	7,256,080	153,021	5,324,801

Ratification of Appointment of Ernst & Young LLP

For	Against	Abstain	Broker Non-Vote
76,763,254	1,061,347	120,170

Stockholder Proposal Entitled “Special Shareholder Meeting Improvement”

For	Against	Abstain	Broker Non-Vote
31,274,821	41,093,022	252,127	5,324,801

Stockholder Proposal on Vesting of Equity Awards Upon a Change in Control

For	Against	Abstain	Broker Non-Vote
31,124,508	41,150,605	344,857	5,324,801

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2018	Stericycle, Inc.

By:	/s/ Daniel V. Ginnetti

Daniel V. Ginnetti
Executive Vice President and Chief Financial Officer